                                                                    EXHIBIT 10.7

                                LEASE AGREEMENT


                                 BY AND BETWEEN



                                     MPJ-A,

                       A CALIFORNIA GENERAL PARTNERSHIP,

                                  AS LANDLORD



                                      AND



                              HELLO DIRECT, INC.,

                           A CALIFORNIA CORPORATION,

                                   AS TENANT

                               TABLE OF CONTENTS
                               -----------------


1.       Parties..............................................   1

2.       Demise of Premises...................................   1

3.       Lease Term...........................................   1

4.       Rent.................................................   3

5.       Security Deposit.....................................   4

6.       Use of Premises......................................   4

7.       Taxes and Assessments................................   5

8.       Insurance............................................   6

9.       Utilities............................................   9

10.      Repairs and Maintenance..............................   9

11.      Alterations..........................................  11

12.      Acceptance of the Premises...........................  12

13.      Default..............................................  12

14.      Destruction..........................................  15

15.      Condemnation.........................................  17

16.      Mechanics' Lien......................................  18

17.      Inspection of the Premises...........................  18

18.      Compliance with Laws.................................  18

19.      Subordination........................................  19

20.      Holding Over.........................................  20

21.      Notices..............................................  20

22.      Attorneys' Fees......................................  20

23.      Subleasing and Assignment............................  21

24.      Successors...........................................  22

25.      Mortgagee Protection.................................  22

26.      Estoppel Certificate and Financial Statement.........  22

27.      Surrender of Lease Not Merger....................  23

28.      Waiver...........................................  23

29.      General..........................................  23

30.      Sign.............................................  25

31.      Interest on Past Due Obligations.................  25

32.      Surrender of the Premises........................  25

33.      Authority........................................  26

34.      Easements........................................  26

35.      Brokers..........................................  26

36.      Limitation on Landlord's Liability...............  26

37.      Hazardous Material...............................  27

38.      Approvals........................................  31

39.      Right to Perform Other Party's Covenants.........  31

40.      Options to Extend................................  32

41.      Right of First Opportunity to Purchase...........  34


                                LEASE AGREEMENT
                                ---------------

     1.   Parties.  This Lease, dated for reference purposes as of May 10, 1996,
          -------
is made by and between MPJ-A, a California general partnership ("Landlord"), and HELLO DIRECT, INC., a California corporation ("Tenant").

     2.   Demise of Premises.  Landlord hereby leases to Tenant and Tenant
          ------------------
hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises (the "Premises") located in the City of San Jose, County of Santa Clara, State of California, described as follows:

          A. That certain parcel of land (the "Parcel") consisting of approximately five (5) acres more particularly described in EXHIBIT "A" ("Parcel Map") and EXHIBIT "A-1" ("Legal Description") attached hereto;

          B. That certain one story building to consist of approximately seventy-six thousand eight hundred (76,800) square feet as shown on the Site Plan attached hereto as EXHIBIT "B" to be constructed on the Parcel by Landlord in accordance with the provisions of EXHIBIT "D" attached hereto (the "Building").

          C. The improvements (the "Tenant Improvements") to be constructed in and about the Building in accordance with the provisions of the Improvement Agreement attached hereto as EXHIBIT "C" (the "Improvement Agreement"), which Tenant Improvements shall consist of all improvements in excess of the shell improvements described in EXHIBIT "D" attached hereto.

          D. The driveways, parking areas, loading areas, walkways and landscape areas to be constructed on the Parcel by Landlord in accordance with the provisions of EXHIBIT "D" attached hereto (the "Outside Area").

     The Building, the Outside Area and the Tenant Improvements are collectively referred to in this Lease as the "Improvements".

     3.   Lease Term.
          ----------

          A.  Lease Term.  The term of this Lease ("Lease Term") shall be for
              ----------
fifteen (15) years commencing on the Commencement Date (as defined below) and ending fifteen (15) years thereafter unless sooner terminated pursuant to any provision hereof.

          B.  Commencement Date.  As used in this Lease, the term "Commencement
              -----------------
Date" shall mean the date when the Improvements are Substantially Complete (as defined in the Improvement Agreement).

          C.  Early Entry.  As used in this Lease, the term "Fixturization Date"
              -----------
shall mean the date when the construction by Landlord of the Building and Tenant Improvements has reached such stage of completion that Tenant may commence and thereafter diligently prosecute to completion Tenant's Fixturization Work without substantial interruption or interference from Landlord's contractors or by any work uncompleted by Landlord. As used in this Lease, the term "Tenant's Fixturization Work" shall mean (i) installation of warehouse rack systems; (ii) installation of telephone equipment, computer equipment, local area network lines and computer cabling; (iii) installation of furniture and demountable partitions; and (iv) testing of telephone switch and computer equipment. On and after the Fixturization Date, Landlord shall permit Tenant to enter the Premises for the purpose of, and only for the purpose of, performing Tenant's Fixturization Work. Such entry shall be subject to all the terms and conditions of this Lease, excepting only the obligation to pay the Monthly Installment of rent and Additional Rent (as defined in Subparagraph 4.E below). Tenant shall coordinate its entry onto the Premises with Landlord and the contractors and other personnel employed by Landlord so as to minimize interference with the construction activities of Landlord's contractor. In any case, Tenant shall repair any damage to the Improvements constructed by Landlord resulting from the entry upon the Premises by Tenant or Tenant's Agents prior to the Commencement Date or caused by the installation of fixtures and equipment by Tenant or Tenant's Agents.

          D.  Failure of Fixturization Date to Occur by December 10, 1996.  If,
              -----------------------------------------------------------
for any reason other than delays caused by Tenant, the Fixturization Date does not occur on or before December 10, 1996, then, upon commencement of the Lease Term, Tenant shall be entitled to one (1) day of free rent for each day which elapses after December 10, 1996 until the Fixturization Date occurs. The remedy provided to Tenant under this Subparagraph 3.D shall be Tenant's sole and exclusive remedy for Landlord's failure to provide early access to the Premises on or before December 10, 1996 as provided in Subparagraph 3.C above.

          E.  Failure of Commencement Date to Occur by December 28, 1996.  If,
              ----------------------------------------------------------
for any reason other than delays caused by Tenant, the Commencement Date does not occur on or before December 28, 1996, then, upon commencement of the Lease Term, Tenant shall be entitled one (1) day of free rent for each day that elapses after December 28, 1996 until the Commencement Date occurs. The remedy provided to Tenant under this Subparagraph 3.E shall be Tenant's sole and exclusive remedy for Landlord's failure to cause the Commencement Date to occur on or before December 28, 1996, or any other date.

          F.  Option to Terminate.  Landlord and Tenant acknowledge that the
              -------------------
permits and approvals for the construction of the Improvements have not yet been issued by the City of San Jose. If the site and architectural approval is not granted by the Department of Planning of the City of San Jose on or before June 15, 1996, or if a Grading Permit is not issued by the Building Department of the City of San Jose on or before July 1, 1996, then either the Landlord or Tenant may terminate this Lease by giving written notice to the other at any time prior to the time when such permits have been issued, and upon the giving of such notice, this Lease shall terminate without liability of either party to the other.

     Landlord, as Borrower, and Tenant, as Lender, are parties to a Construction Loan Agreement executed concurrently herewith (the "Construction Loan Agreement"). If the initial disbursement of One Million Two Hundred Thousand Dollars ($1,200,000.00) is not disbursed to Landlord pursuant to the Construction Loan Agreement on or before July 15, 1996, then either Landlord or Tenant may terminate this Lease by giving written notice to the other at any time prior to the time when such initial disbursement has been made, and upon the giving of such notice, this Lease shall terminate without liability of either party to the other.

     4.   Rent.
          ----

          A.  Time of Payment.  Tenant shall pay to Landlord as rent for the
              ---------------
Premises the respective sums specified in Subparagraph 4.B below (the "Monthly Installment") each month in advance on the first day of each calendar month, without deduction or offset (except as provided in Paragraph 39 below), prior notice or demand, commencing on the Commencement Date and continuing through the Lease Term, together with such additional rents as are payable by Tenant to Landlord under the terms of this Lease. The Monthly Installment for any period during the Lease Term which is less than one (1) full month shall be a pro rata portion of the Monthly Installment based upon a thirty (30) day month.

          B.   Monthly Installment.
               -------------------

          (1)  Initial Monthly Installment.  The Initial Monthly Installment of
               ---------------------------
rent payable each month during the first (1st) through the twenty-fourth (24th) months of the Lease Term shall be the sum of Fifty-Three Thousand Seven Hundred Sixty Dollars ($53,760.00) per month.

          (2)  Rental Adjustments.  During the Lease Term, the Monthly
               ------------------
Installment of rent shall be adjusted as follows:

               Upon commencement of the twenty-fifth (25th), forty-ninth (49th), seventy-third (73rd), ninety-seventh (97th) and one hundred twenty-first (121st) months of the Lease Term (the "Rental Adjustment Date(s)"), the Monthly Installment of rent shall be increased to a sum equal to one hundred and eight and sixteen hundredths percent (108.016%) of the Monthly Installment of rent payable during the period immediately prior to each such Rental Adjustment Date.

          C.   Late Charge.  Tenant acknowledges that late payment by Tenant to
               -----------
Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord within three (3) days after Landlord's delivery to Tenant of written notice stating that such amount was due, then Tenant shall pay to Landlord, as Additional Rent, a late charge equal to four percent (4%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted hereunder.

          E.   Additional Rent.  All taxes, insurance premiums, late charges,
               ---------------
costs, expenses and other sums which Tenant is required to pay under this Lease, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all reasonable damages, costs, and attorneys' fees and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent ("Additional Rent") and shall be paid in addition to the Monthly Installment of rent, and, in the event of nonpayment by Tenant, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the nonpayment of the Monthly Installment of rent.

          F.   Place of Payment.  Rent shall be payable in lawful money of the
               ----------------
United States of America to Landlord at 511 Division Street, Campbell, California 95008 or to such other person(s) or at such other place(s) as Landlord may designate in writing.

          G.   Advance Payment.  Concurrently with the execution of this Lease,
               ---------------
Tenant shall pay to Landlord the sum of Fifty Three Thousand Seven Hundred Sixty Dollars ($53,760.00) to be applied to the Monthly Installment of rent first accruing under this Lease.

     5.   Security Deposit.  Intentionally deleted.
          ----------------

     6.   Use of Premises.  Tenant may use the Premises only in conformance with
          ---------------
applicable governmental laws, regulations, rules and ordinances and only for the purpose of general office, sales, distribution and warehousing and for no other purpose without the prior written consent of Landlord. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, attorneys' fees or liabilities arising out of the failure of Tenant to comply with any Law regulating Tenant's use of the Premises. Tenant shall not commit or suffer to be committed, any waste upon the Premises, or any nuisance, or other acts or things which may disturb the quiet enjoyment of any other tenant in the buildings adjacent to the Premises, or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls or ceiling which would endanger the structure, or place any harmful liquids in the drainage system of the Premises. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the Building, except in trash containers placed inside exterior enclosures designated for that purpose by Landlord. No materials, supplies, equipment, finished products or semifinished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the Building. Tenant shall strictly comply with the provisions of Paragraph 37 below. Tenant acknowledges that neither the Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business.

     7.   Taxes and Assessments.
          ---------------------

          A.   Tenant's Property.  Tenant shall pay before delinquency any and
               -----------------
all taxes and assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

          B.   Property Taxes.  Tenant shall pay, as Additional Rent, one
               --------------
hundred percent (100%) of all Property Taxes levied or assessed with respect to the Premises which become due or accrue during the term of this Lease. Tenant shall pay such Property Taxes to Landlord not later than (i) ten (10) days prior to the delinquency date of such Property Taxes, or (ii) twenty (20) days after receipt of billing, whichever is later. If Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest, late fees and penalties that the taxing authority charges Landlord. In the event Landlord's first mortgagee requires an impound for Property Taxes, then on the first day of each month during the Lease Term, Tenant shall pay Landlord one twelfth (1/12) of the annual Property Taxes. Tenant's liability hereunder shall be prorated to reflect the commencement and termination dates of this Lease.

          C.   Property Taxes Defined.  For the purpose of this Lease, "Property
               ----------------------
Taxes" means and includes all taxes, assessments (including, but not limited to, assessments for public improvements or benefits), taxes based on vehicles utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value, use, or occupancy of the Premises, the Building and/or the Parcel, Environmental Surcharges and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease Term, shall be applicable to the Premises, the Building and/or the Parcel or assessed, levied or imposed upon the Premises, the Building and/or the Parcel, or become due and payable and a lien or charge upon the Premises, the Building and/or the Parcel, or any part thereof, under or by virtue of any present or future laws, statutes, ordinances, regulations or other requirements of any governmental authority whatsoever. The term "Environmental Surcharges" shall mean and include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, the Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder, or any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy; provided, however, the term "Environmental Surcharge" shall not include the cost of investigation or remediation of Hazardous Materials on the Premises (which subject is covered separately by Paragraph 37). The term "Property Taxes" shall not include any federal, state or local net income, estate, transfer or inheritance tax imposed on Landlord.

          D.   Other Taxes.  Tenant shall, as Additional Rent, pay or reimburse
               -----------
Landlord for any tax based upon, allocable to, or measured by the area of the Premises or the Building or the Parcel; any tax upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof; any privilege tax, excise tax, business and occupation tax, gross receipts tax, sales and/or use tax, water tax, sewer tax, employee tax, occupational license tax imposed upon Landlord or Tenant with respect to the Premises; any tax upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. This Paragraph 7.D shall not obligate Tenant to pay any federal, state or local net income tax, estate, transfer or inheritance tax imposed on Landlord.

     8.   Insurance.
          ---------

          A.   Indemnity.  Tenant agrees to indemnify, protect and defend
               ---------
Landlord against and hold Landlord harmless from any and all claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account of, or arising out of, the operation, maintenance, use or occupancy of the Premises. This Lease is made on the express understanding that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause (except for the active negligence or willful misconduct of Landlord or its Agents), which in any way may be connected with the operation, use or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant or its Agents.

          B.   Liability Insurance.  Tenant shall, at Tenant's expense, obtain
               -------------------
and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against claims and liabilities arising out of the operation, use, or occupancy of the Premises. Such insurance shall be in an amount of not less than Three Million Dollars ($3,000,000.00) for bodily injury or death as a result of any one occurrence and Five Hundred Thousand Dollars ($500,000.00) for damage to property as a result of any one occurrence. Landlord shall have the right to require Tenant to increase the amount of coverage of such public liability insurance to the extent reasonably necessary to bring such insurance coverage into conformity with the level of coverage commonly carried by similar businesses in California, which right Landlord may exercise no more frequently than once every two (2) years during the Lease Term. The insurance shall be provided by companies approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall deliver to Landlord, prior to possession, and at least thirty (30) days prior to the expiration thereof, a certificate of insurance evidencing the existence of the policy required hereunder and such certificate shall certify that the policy (1) names Landlord as an additional insured, (2) shall not be canceled or altered without thirty (30) days prior written notice to Landlord, (3) insures performance of the indemnity set forth in Paragraph 8.A above, (4) the coverage is primary and any coverage by Landlord is in excess thereto and (5) contains a cross-liability endorsement.

     Landlord may maintain a policy or policies of comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord), against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises, with such limits of coverage as Landlord may from time to time determine are reasonably necessary for its protection. Tenant shall, as Additional Rent, reimburse Landlord for the cost of any such liability insurance policy maintained by Landlord within ten (10) days after receipt of billing.

          C.   Property Insurance.  Landlord shall, at Tenant's expense, obtain
               ------------------
and keep in force during the Lease Term a policy of insurance covering loss or damage to the Building and Tenant Improvements, in the amount of the full replacement value thereof with Agreed Amount Endorsement, providing protection against those perils included within the classification of "all risk" insurance, plus a policy of rental income insurance in the amount of one hundred percent
- ----
(100%) of twelve (12) months' rent (including, without limitation, sums payable as Additional Rent), together with such additional coverages (such as earthquake and/or flood insurance) which Landlord may elect to maintain from time to time or which may be required from time to time by Landlord's Lender. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord on the Building and Tenant Improvements. Tenant shall, within twenty
(20) days after receipt of billing, pay to Landlord, as Additional Rent, the full cost of such insurance procured and maintained by Landlord pursuant to this Paragraph 8.C. Notwithstanding the foregoing, Tenant shall not be obligated to contribute to the cost of earthquake insurance to the extent the cost thereof exceeds a commercially reasonable rate. Tenant shall, however, have the right to require Landlord to maintain earthquake insurance if Tenant agrees to pay the entire cost of such insurance. Tenant acknowledges that such insurance procured by Landlord shall contain a deductible which reduces Tenant's cost for such insurance and, in the event of loss or damage, Tenant shall be required to pay to Landlord the amount of such deductible, or a portion thereof, as follows:

               (1) Tenant shall pay to Landlord one hundred percent (100%) of the amount of such deductible which does not exceed the amount of the Monthly Installment of rent then payable under this Lease; and

               (2) To the extent the deductible exceeds the Monthly Installment of rent then payable under the Lease, Tenant shall pay to Landlord a fraction of such excess amount, which fraction shall have as its numerator the number of calendar months then remaining in the Lease Term and shall have as its denominator the number of calendar months in the useful life of the restoration work for which the deductible amount is to be used.

          D.   Tenant's Option to Maintain Property Insurance.  So long as, and
               ----------------------------------------------
only for so long as, Tenant is the beneficiary of a first deed of trust against the Premises, Tenant shall have the right to obtain and keep in force all of the insurance described in Subparagraph 8.C above in lieu of Landlord obtaining such insurance. If Tenant desires to exercise such right to obtain such insurance, Tenant may do so only on the renewal date of Landlord's then current insurance policy and Tenant must exercise such right by giving Landlord written notice of Tenant's election to obtain such insurance not later than thirty (30) days prior to the renewal date of Landlord's then current insurance policy. If Tenant so elects to obtain the insurance described in Subparagraph 8.C above, such insurance shall be provided by companies approved by Landlord which approval shall not be unreasonably withheld. Tenant shall deliver to Landlord, at least fifteen (15) days prior to the expiration of Landlord's then current insurance policy or Tenant's then current insurance policy, as the case may be, a duplicate original of or a certificate evidencing the policy required hereunder. Such policy and/or certificate shall certify that the policy: (i) names Landlord and Landlord's Lender as additional insureds; (ii) shall not be cancelled or altered without thirty (30) days prior written notice to Landlord and to Landlord's Lender; (iii) is primary and any coverage by Landlord is in excess thereto; and (iv) contains a standard lender's loss payable endorsement in favor of Landlord's Lender. If any such policy obtained by Tenant contains a deductible, Tenant shall be responsible for the amount of such deductible, or a portion thereof, as specified in Subparagraph 8.C above. Any deductible must be approved by Landlord and Landlord's Lender, which approval shall not be unreasonably withheld. If Tenant makes the election to maintain all of the insurance described in Subparagraph 8.C above, Landlord shall be relieved of its obligation to obtain and maintain such insurance.

     If at any time Tenant fails to keep in effect the insurance coverage required by this Subparagraph 8.D after Tenant has elected to so maintain such insurance, then Landlord and/or Landlord's Lender shall have the right, but not the obligation, in addition to all other remedies which Landlord may have, to obtain such insurance coverage. In such event, Tenant shall, within ten (10) days after receipt of billing, reimbursement Landlord and/or Landlord's Lender, as Additional Rent, for the full cost of such insurance procured by Landlord.

          E.   Tenant's Personal Property Insurance.  Tenant acknowledges that
               ------------------------------------
the insurance to be maintained Landlord on the Premises pursuant to Paragraph 8.C above will not insure any of Tenant's property. Accordingly, Tenant, at Tenant's own expense, shall maintain in full force and effect on all of its fixtures, equipment and personal property in the Premises, a policy of "All Risk" coverage insurance to the extent of at least ninety percent (90%) of their insurable value.

          F.   Mutual Waiver of Subrogation.  Tenant and Landlord hereby
               ----------------------------
mutually waive their respective rights of recovery against each other of any loss of or damage to the property of either party, to the extent such loss or damage is insured by any insurance policy required to be maintained by this Lease or otherwise in force at the time of such loss or damage. Each party shall obtain any special endorsements, if required by the insurer, whereby the insurer waives its right of subrogation against the other party hereto. The provisions of this Subparagraph 8.E shall not apply in those instances in which the waiver of subrogation would cause either party's insurance coverage to be voided or otherwise made uncollectible.

     9.   Utilities.  Tenant shall pay for all water, gas, light, heat, power,
          ---------
electricity, telephone, trash pick-up, sewer charges, and all other services supplied to or consumed on the Premises, and all taxes and surcharges thereon.

     10.  Repairs and Maintenance.
          -----------------------

          A.   Landlord's Repairs.  Subject to the provisions of Paragraph 14,
               ------------------
Landlord, at its expense, shall keep and maintain the structural elements of the Building in good order and repair. Landlord shall not, however, be required to maintain, repair or replace the interior surface of exterior walls, nor shall Landlord be required to maintain, repair or replace windows, doors, skylights or plate glass. Landlord shall have no obligation to make repairs under this Subparagraph 10.A until a reasonable time after receipt of written notice from Tenant of the need for such repairs. Notwithstanding the foregoing, Tenant shall reimburse Landlord, as Additional Rent, within fifteen (15) days after receipt of billing, for the cost of maintenance and repairs of the structural elements of the Building to the extent such maintenance or repair is required because of the negligence or willful misconduct of Tenant or Agents. As used herein, the term "structural elements of the Building" shall mean and be limited to the foundation, footings, floor slab (but not flooring), structural walls and roof structure (but not roofing or roof membrane).

          B.   Tenant's Repairs.  Except as expressly provided in Subparagraph
               ----------------
10.A above, Subparagraph 10.C below, Paragraph 14 below, Paragraph 15 below, and in the Improvement Agreement and EXHIBIT "D", Tenant shall, at its sole cost, keep and maintain the entire Premises and every part thereof, including without limitation, the roof, roof membrane, the windows, window frames, plate glass, glazing, skylights, truck doors, doors and all door hardware, the walls and partitions, carpets, flooring, the electrical, plumbing, lighting, heating, ventilating and air conditioning systems and equipment, and all areas outside the Building (including all landscaping, irrigation systems, paving, driveways, parking areas, sidewalks, fences, signs and exterior lighting and other portions of the Outside Area) in good order, condition and repair. The term "repair" shall include replacements, restorations and/or renewals when necessary as well as painting. Tenant's obligation shall extend to all alterations, additions and improvements to the Premises, and all fixtures and appurtenances therein and thereto. Tenant shall, at all times during the Lease Term, have in effect a service contract for the maintenance of the heating, ventilating and air conditioning ("HVAC") equipment with an HVAC repair and maintenance contractor reasonably approved by Landlord. The HVAC service contract shall provide for periodic inspection and servicing at least once every three (3) months during the term hereof, and Tenant shall provide Landlord with a copy of such contract and all periodic service reports. Landlord shall assign to Tenant for the term of this Lease the benefit of all warranties available to Landlord which would reduce the cost of performing the obligations of Tenant to make repairs under this Subparagraph 10.B. Landlord shall cooperate with Tenant in the enforcement of such warranties.

          C.   Capital Replacements.  Notwithstanding anything in Subparagraphs
               --------------------
10.A or 10.B above to the contrary, if (i) the roof membrane of the Building, the HVAC equipment or the parking lot surface requires replacement during the Lease Term, and (ii) the cost of such replacement exceeds Fifty Thousand Dollars ($50,000.00) and is required under generally acceptable accounting principles to be capitalized, then Landlord shall perform such replacement and Tenant shall pay to Landlord within fifteen (15) days after receipt of billing, as Additional Rent, a fraction of the cost of such replacement, which fraction shall have as its numerator the number of calendar months then remaining in the Lease Term at the time of such replacement and shall have as its denominator the number of months in the useful life of the item being replaced.

          D.   Waiver.  Landlord shall have no maintenance or repair obligations
               ------
whatsoever with respect to the Premises except as expressly provided in Subparagraphs 10.A and 10.C and Paragraph 14. Tenant hereby expressly waives the provisions of Subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord as provided in Section 1942 of said Civil Code. There shall be no allowance to Tenant for diminution of rental value, and no liability on the part of Landlord, by reason of inconvenience, annoyance or injury to business arising from the making of, or the failure to make, any repairs, alterations, decorations, additions or improvements in or to any portion of the Premises or the Building (or any of the areas used in connection with the operation thereof, or in or to any fixtures, appurtenances or equipment), or by reason of the negligence of Tenant. In no event shall Landlord be responsible for any consequential damages arising or alleged to have arisen from any of the foregoing matters. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant, unless caused by the active negligence or wilful misconduct of Landlord or its Agents.

     11.  Alterations.
          -----------

          A.   Limitations.  Tenant shall not make, or suffer to be made, any
               -----------
alterations, improvements or additions in, on, about or to the Premises or any part thereof, without the prior written consent of Landlord (which consent shall not be unreasonably withheld) and without a valid building permit issued by the appropriate governmental authority; provided, however, Landlord's consent shall not be required for interior non-structural alterations which (i) cost less than Twenty-Five Thousand Dollars ($25,000.00) per work of improvement and (ii) cost less than Fifty Thousand Dollars ($50,000.00) for all alterations made in any twelve (12) month period so long as Tenant provides Landlord with copies of plans and applicable permits prior to commencing construction. As a condition to the giving of such consent, Landlord may require that Tenant agree to remove any such alter ations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Unless Landlord requires that Tenant remove any such alteration, improvement or addition, any alteration, addition or improvement to the Premises, except movable furniture and trade fixtures, shall become the property of Landlord upon termination of the Lease and shall remain upon and be surrendered with the Premises at the termination of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Tenant regardless of how affixed to the Premises, shall be and become the property of the Landlord upon termination of the Lease, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this Lease.

          B.   Alterations Required by Law.  If, during the Lease Term, any
               ---------------------------
alteration, addition or change of any sort to all or any portion of the Premises is required by Law by reason of (i) Tenant's particular use or change of use of the Premises; (ii) Tenant's application for a new permit or governmental approval; or (iii) Tenant's construction or installation of any leasehold improvement or trade fixtures, Tenant shall promptly make the same at its sole cost and expense. If, during the Lease Term, any alteration, addition or change of any sort to all or any portion of the Premises is required by Law for reasons other than those described in the immediately preceding sentence, Landlord shall promptly make the same and Tenant shall reimburse Landlord within fifteen (15) days after receipt of billing, for a fraction of the cost thereof, which fraction shall have as its numerator the number of calendar months then remaining in the Lease Term and shall have as its denominator the number of months in the useful life of the alteration, addition or change in question.

     12.  Acceptance of the Premises.  By entry and taking possession of the
          --------------------------
Premises pursuant to this Lease, Tenant accepts, subject to the provisions of Paragraph 9 of the Improvement Agreement, the Premises as being in good and sanitary order, condition and repair and accepts the Premises in their condition existing as of the date of such entry and Tenant further accepts the Tenant Improvements to be constructed by Landlord as being completed in accordance with the plans and specifications for such Improvements, except for punch list items. Tenant acknowledges that neither the Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease constitutes the entire understanding between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until set forth in a writing signed by both Landlord and Tenant.

     13.  Default.
          -------

          A.   Events of Default.  A breach of this Lease by Tenant shall exist
               -----------------
if any of the following events (hereinafter referred to as "Event of Default") shall occur:

               (1) Default in the payment when due of any installment of rent or other payment required to be made by Tenant hereunder, where such default shall not have been cured within three (3) days after written notice of such default is given to Tenant;

               (2) Tenant's failure to perform any other term, covenant or condition contained in this Lease where such failure shall have continued for thirty (30) days after written notice of such failure is given to Tenant; provided, however, if such failure cannot be reasonably cured within said thirty (30) day period, Tenant shall not be deemed in default if Tenant commences to cure such failure within said thirty (30) day period and thereafter diligently prosecute such cure to completion;

               (3)  Tenant's abandonment of the Premises;

               (4) Tenant's assignment of its assets for the benefit of its creditors;

               (5) The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business, shall have occurred and Tenant shall have failed to obtain a return or release of such property within sixty (60) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

               (6) Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seek appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property;

               (7) Tenant or any such guarantor shall take any corporate action to authorize any of the actions set forth in Clause 6 above; or

               (8) Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within thirty (30) business days after the entry thereof or (ii) remains undismissed for a period of ninety (90) days.

          B.   Remedies.  Upon any Event of Default, Landlord shall have the
               --------
following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

               (1)  Recovery of Rent.  Landlord shall be entitled to keep this
                    ----------------
Lease in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due, plus interest at the Permitted

Rate (as defined in Paragraph 31 below) from the due date of each installment of rent or other sum until paid.

               (2)  Termination.  Landlord may terminate this Lease by giving
                    -----------
Tenant written notice of termination. On the giving of the notice all of Tenant's rights in the Premises shall terminate. Upon the giving of the notice of termination, Tenant shall surrender and vacate the Premises in the condition required by Paragraph 32, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease:

                    (a)  maintenance and preservation of the Premises;

                    (b)  efforts to relet the Premises;

                    (c) appointment of a receiver in order to protect Landlord's interest hereunder; or

                    (d) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise.

               (3)  Damages.  In the event this Lease is terminated pursuant to
                    -------
Subparagraph 13.B(2) above, or otherwise, Landlord shall be entitled to damages in the following sums:

                    (a) the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

                    (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                    (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                    (d) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom including, without limitation, the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses of re-leasing the Premises that are fairly allocable to the remainder of the Lease Term; (iii) expenses in retaking possession of the Premises; and (iv) attorneys' fees and court costs.

                    (e) The "worth at the time of award" of the amounts referred to in Subparagraphs (a) and (b) of this Paragraph 13.B(3), is computed by allowing interest at the Permitted Rate. The "worth at the time of award" of the amounts referred to in Subparagraph (c) of this Paragraph 13.B(3) is computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this Paragraph 13 shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

     14.  Destruction.
          -----------

          A.   Landlord's Duty to Restore.  If the Improvements are damaged by
               --------------------------
any peril after the Commencement Date of this Lease, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to Paragraph 14.B or by Tenant pursuant to Paragraph 14.C. All insurance proceeds available from the property damage insurance carried by Landlord or Tenant pursuant to Paragraph 8.C and Tenant's share of the deductible shall be paid to and become the property of Landlord subject to the rights of Landlord's Lender. If this Lease is terminated pursuant to either Paragraphs 14.B or 14.C, then all insurance proceeds available from the insurance required to be carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on the termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and Tenant's share of the deductible (as provided in Paragraph 8.C) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. If the Improvements are damaged by any peril both (i) not covered by the type of insurance Landlord is required to carry pursuant to Paragraph 8.C and (ii) not covered by valid and collectible insurance actually carried by Landlord or Tenant in force at the time of such damage or destruction, to such an extent that the estimated restoration cost does not exceed ten percent (10%) of the then actual replacement cost of the Improvements, then, provided that Landlord does not elect to terminate the Lease, Tenant shall pay to Landlord, prior to Landlord's commencement of the restoration, the amount of such estimated cost of restoration, or a portion thereof, as follows: (i) Tenant shall pay to Landlord one hundred percent (100%) of the amount of such estimated cost of restoration which does not exceed the amount of the Monthly Installment of rent then payable under this Lease; and
(ii) to the extent the estimated cost of restoration exceeds the Monthly Installment of rent then payable under this Lease, Tenant shall pay to Landlord a fraction of such excess amount, which fraction shall have as its numerator the number of calendar months then remaining in the Lease Term and shall have as its denominator the number of calendar months in the useful life of the restoration work in question. Landlord's obligation to restore shall be limited to the Building and Tenant Improvements constructed by Landlord as they existed as of the Commencement Date, excluding any trade fixtures and/or personal property and/or alterations constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all trade fixtures installed by Tenant and existing at the time of such damage or destruction.

          B.   Landlord's Right to Terminate.  Landlord shall have the option to
               -----------------------------
terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage:

               (1) The Improvements are damaged by any peril both (i) not covered by the type of insurance Landlord is required to carry pursuant to Paragraph 8.C and (ii) not covered by valid and collectible insurance actually carried by Landlord or Tenant and in force at the time of such damage or destruction, to such an extent that the estimated restoration cost exceeds ten percent (10%) of the then actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant agrees in writing to pay the amount by which the restoration cost exceed ten percent (10%) of the replacement cost of the Improvements and deposits with Landlord an amount equal to the estimated amount of such excess within thirty
(30) days after Landlord has notified Tenant with its election to terminate this Lease pursuant to this subparagraph.

               (2) The Improvements are damaged by any peril during the last twelve (12) months of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six (6) times the Monthly Installment of rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant, at the time of such damage, has an express written option to further extend the term of this Lease and Tenant exercises such option to so further extend the Lease Term within fifteen
(15) days following the date of such damage.

               (3) The Improvements are damaged by any peril and, because of the Laws then in force, (i) may not be restored at reasonable costs to substantially the same condition in which it was prior to such damage, or (ii) if restored, may not be used for the same use being made thereof before such damage.

          C.   Tenant's Right to Terminate.  If the Improvements are damaged by
               ---------------------------
any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to Paragraph 14.B, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Tenant may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within fifteen (15) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

               (1) The Improvements are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within two hundred seventy (270) days after the issuance of necessary building permits for such restoration.

               (2) The Improvements are damaged by any peril within twelve (12) months of the last day of the Lease Term, and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage.

          D.   Abatement of Rent.  In the event of damage to the Premises which
               -----------------
does not result in the termination of this Lease, the Monthly Installment of rent and Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation from Landlord for loss of Tenant's property or loss to Tenant's business caused by such damage or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law, hereinafter enacted.

     15.  Condemnation.
          ------------

          A.   Definition of Terms.  For the purposes of this Lease, the term
               -------------------
(1) "Taking" means a taking of the Premises or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (2) "Total Taking" means the taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant for the uses herein specified;
(3) "Partial Taking" means a Taking which does not constitute a Total Taking;
(4) "Date of Taking" means the date upon which the title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (5) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

          B.   Rights.  The parties agree that in the event of a Taking all
               ------
rights between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

          C.   Total Taking.  In the event of a Total Taking during the term
               ------------
hereof (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (2) Landlord shall refund to Tenant any prepaid rent and any unapplied security deposit; (3) Tenant shall pay Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking;
(4) Tenant shall receive from the Award those portions of the Award attributable to trade fixtures of Tenant and for moving expenses of Tenant; and (5) the remainder of the Award shall be paid to and be the property of Landlord.

          D.   Partial Taking.  In the event of a Partial Taking during the term
               --------------
hereof (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (2) from and after the Date of Taking the Monthly Installment of rent shall be reduced to an amount that bears the same relationship to such Monthly Installment of rent before such reduction as the fair market rental value of the Premises which remains after the Partial Taking bears to the fair market rental value of the Premises prior to the Partial Taking; (3) Tenant shall receive from the Award the portions of the Award attributable to trade fixtures of Tenant; and (4) the remainder of the Award shall be paid to and be the property of Landlord.

     16.  Mechanics' Lien.  Tenant shall (A) pay for all labor and services
          ---------------
performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (B) indemnify, defend, protect and hold Landlord and the Premises harmless and free from any liens, claims, liabilities, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (C) give notice to Landlord in writing five (5) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises; and (D) permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. In the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee.

     17.  Inspection of the Premises.  Tenant shall permit Landlord and its
          --------------------------
Agents to enter the Premises at any reasonable time upon reasonable prior notice for the purpose of inspecting the same, performing Landlord's maintenance and repair responsibilities, posting a notice of non-responsibility for alterations, additions or repairs and at any time within ninety (90) days prior to expiration of this Lease, to place upon the Premises, ordinary "For Lease" or "For Sale" signs; provided, however, Landlord may only enter the Premises in the company of an escort provided by Tenant if Tenant provides such escort on a reasonable basis and Landlord shall use reasonable efforts to minimize any interference with Tenant's business operations.

     18.  Compliance with Laws.  Subject to the provisions of
          --------------------

Paragraph 11.B above, Tenant shall, at its own cost, comply with all of the requirements of all municipal, county, state and federal authorities now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises, and shall faithfully observe all municipal, county, state and federal law, statutes or ordinances now in force or which may hereafter be in force pertaining to the use and occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred.

     19.  Subordination.  The following provisions shall govern the relationship
          -------------
of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Premises or Landlord's interest or estate therein and any renewal, modification, consolidation, replacement, or extension thereof (a "Security Instrument").

          A.   Priority.  This Lease is subject and subordinate to all Security
               --------
Instruments existing as of the Commencement Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

          B.   Subsequent Security Instruments.  At Landlord's election, this
               -------------------------------
Lease shall become subject and subordinate to any Security Instrument created after the Commencement Date provided that the Lender holding such Security Agreement agrees that in the event of foreclosure of the Security Instrument in question, such Lender shall recognize the tenancy of Tenant on the terms and conditions contained in this Lease so long as Tenant is not in default under this Lease. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

          C.   Documents.  Tenant shall execute any reasonable document or
               ---------
instrument required by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that the Lender not be liable for (1) the return of the Security Deposit unless the Lender receives it from Landlord, and (2) any defaults on the part of Landlord occurring prior to the time that the Lender takes possession of the Premises in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute a default by Tenant. Tenant's obligation to execute and deliver any subordination agreement to any future Lender shall be conditioned upon such Lender agreeing that in the event of foreclosure of the Security Instrument in question, such Lender shall recognize the tenancy of Tenant on the terms and conditions contained in this Lease so long as Tenant is not in default under this Lease.

          D.   Tenant's Attornment.  Tenant shall attorn (1) to any purchaser of
               -------------------
the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Premises; (2) to any grantee or transferee designated in any deed given in lieu of foreclosure; or (3) to the lessor under any underlying ground lease should such ground lease be terminated.

          E.   Lender.  The term "Lender" as used in this Lease shall mean: (i)
               ------
any beneficiary, mortgagee, secured party or other holder of any deed of trust, mortgage or other written security device or agreement effecting the Premises; and (ii) any Lessor underlying Lease under which Landlord holds an interest in the Premises.

     20.  Holding Over.  This Lease shall terminate without further notice at
          ------------
the expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises.

     21.  Notices.  Any notice required or desired to be given under this Lease
          -------
shall be in writing with copies directed as indicated below and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when forty-eight (48) hours have elapsed from the time such notice was deposited in the United States mails, certified and postage prepaid, return receipt requested, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this paragraph. At the date of execution of this Lease, the address of Landlord is:

               511 Division Street
               Campbell, CA  95008
               ATTN:  James D. Mair

and the address of Tenant is:

               5884 Eden Park Place
               San Jose, CA  95138-1859
               ATTN:  Chief Financial Officer

After the Commencement Date, the address of Tenant will be at the Premises.

     22.  Attorneys' Fees.  In the event either party shall bring any action or
          ---------------
legal proceeding for damages for any alleged breach of any provision of this Lease, to recover rent or possession of the Premises, to terminate this Lease, or to enforce, protect or establish any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

     23.  Subleasing and Assignment.
          -------------------------

          A.   Landlord's Consent Required.  Tenant's interest in this Lease is
               ---------------------------
not assignable, by operation of law or otherwise, nor shall Tenant have the right to sublet the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party, without the prior written consent of Landlord to each such assignment, subletting, transfer or use, which consent Landlord agrees not to withhold unreasonably subject to the provi sions of Subparagraph 23.C below. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Landlord, terminate this Lease.

     Landlord's waiver or consent to any assignment or subletting hereunder shall not relieve Tenant from any obligation under this Lease unless the consent shall so provide.

          B.   Transferee Information Required.  If Tenant desires to assign its
               -------------------------------
interest in this Lease or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "Transfer"), Tenant shall give Landlord at least thirty (30) business days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises (including a list of the type and quantities of all Hazardous Materials to be used by the transferee on the Premises), the payment to be made or other consideration to be given to Tenant on account of the Transfer, and such other pertinent information as may be reasonably requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective transferee.

          C.   Landlord's Rights.  It is the intent of the parties hereto that
               -----------------
this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. In the event Tenant seeks to Transfer its interest in this Lease or the Premises, Landlord shall have the following options, which may be exercised at its sole choice without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such proposed Transfer:

               (1) Landlord may consent to the proposed Transfer on the condition that Tenant agrees to pay to Landlord, as Additional Rent, fifty percent (50%) of any and all rents or other consideration (including key money) received by Tenant from the transferee by reason of such Transfer in excess of the rent payable by Tenant to Landlord under this Lease (less any brokerage commissions, attorneys' fees, advertising expenses and tenant improvement costs incurred by Tenant in connection with the Transfer and less any rent payable under this Lease for the period of time, if any, not to exceed three (3) months, that the Premises are vacant and listed with a broker for sublease and ending when the term of the sublease commences). Tenant expressly agrees that the foregoing is a reasonable condition for obtaining Landlord's consent to any Transfer; or

               (2) Landlord may reasonably withhold its consent to the proposed Transfer.

          D.   Permitted Transfers.  Notwithstanding the foregoing, Tenant may,
               -------------------
without Landlord's prior written consent, assign its interest in the Lease or sublet the Premises or a portion thereof to (i) a subsidiary, affiliate, division or corporation which controls or is controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization or government action;
or (iii) a purchaser of substantially all of the Tenant's assets; provided that, in each instance described above, (a) the transferee (other than in the case of a sublease) assumes the obligations of the Tenant under this Lease in a written instrument delivered to Landlord; (b) the transferor tenant remains liable as a primary obligor for the obligations of Tenant under this Lease; and (c) the tangible net worth (determined in accordance with generally accepted accounting principles) of the transferee tenant is no less than Tenant's tangible net worth immediately prior to the date of such Transfer.

     24.  Successors.  The covenants and agreements contained in this Lease
          ----------
shall be binding on the parties hereto and on their respective heirs, successors and assigns (to the extent the Lease is assignable).

     25.  Mortgagee Protection.  In the event of any default on the part of
          --------------------
Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises, whose address shall have been previously furnished to Tenant. So long as such beneficiary or mortgagee is making reasonable efforts to cure the default, including, but not limited to, obtaining possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure, Tenant shall not have the right to terminate this Lease.

     26.  Estoppel Certificate and Financial Statement.  At all times during the
          --------------------------------------------
Lease Term, each party agrees, following any request by the other party, promptly to execute and deliver to the requesting party an estoppel certificate
(i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by the requesting party. a failure to deliver an estoppel certificate within ten
(10) days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement, (a) this Lease is unmodified except as may be represented by the requesting party in said request and is in full force and effect, (b) there are no uncured defaults in the requesting party's performance, and (c) no rent has been paid in advance for more than thirty (30) days. At any time during the Lease Term, Tenant shall, upon ten (10) days prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the twenty-four
(24) month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises; provided, however, that so long as Tenant is a public company, the stock of which is publicly traded, Tenant shall only be obligated to provide to Landlord such financial information as has been made available to the public in filings with the Securities and Exchange Commission. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure to deliver such statements within ten (10) days after receipt of written notice from Landlord of delinquency in delivery of such statement shall be an Event of Default under Paragraph 13.

     27.  Surrender of Lease Not Merger.  The voluntary or other surrender of
          -----------------------------
this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or operate as an assignment to Landlord of any or all such subleases or subtenants.

     28.  Waiver.  The waiver by Landlord or Tenant of any breach of any term,
          ------
covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. Any waiver shall be in writing and signed by both Landlord and Tenant.

     29.  General.
          -------

          A.   Captions.  The captions and paragraph headings used in this Lease
               --------
are for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this Lease, or be used to interpret specific sections. The word(s) enclosed in quotation marks shall be construed as defined terms for purposes of this Lease. As used in this Lease, the masculine, feminine and neuter and the singular or plural number shall each be deemed to include the other whenever the context so requires.

          B.   Definition of Landlord.  The term Landlord as used in this Lease,
               ----------------------
so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises, and in the event of any transfer or transfers of the title of such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved of all liability with respect to performance of any covenants or obligations on the part of Landlord contained in this Lease to be performed or based on events occurring after the date of such transfer or conveyance; provided that (i) any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee; (ii) the grantee assumes the obligations on the part of Landlord contained in this Lease to be performed after the date of such transfer or conveyance; and (iii) the original Landlord shall not be released of liability until all Improvements have been completed and the "Commencement Date" has occurred. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding upon each Landlord, its heirs, personal representatives, successors and assigns only during its respective period of ownership.

          C.  Time of Essence.  Time is of the essence for the performance of
              ---------------
each term, covenant and condition of this Lease.

          D.   Severability.  In case any one or more of the provisions
               ------------
contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

          E.   Quiet Enjoyment.  Upon Tenant paying the rent for the Premises
               ---------------
and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

          F.   Law.  As used in this Lease, the term "Law" or "Laws" shall mean
               ---
any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any government agency or authority having jurisdiction over the parties to this Lease or the Premises or both, in effect at the Commencement Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utility
                                   ----
or special district).

          G.   Agent.  As used in this Lease, the term "Agent" shall mean, with
               -----
respect to either Landlord or Tenant, its respective agents, employees, contractors (and their subcontractors), and invitees (and in the case of Tenant, its subtenants).

          H.   WAIVER OF JURY TRIAL.
               --------------------

     LANDLORD AND TENANT HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS-COMPLAINT IN ANY ACTION, PROCEEDING AND/OR HEARING BROUGHT BY EITHER LANDLORD AGAINST TENANT OR TENANT AGAINST LANDLORD ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION, EMERGENCY OR OTHERWISE, NOW OR HEREAFTER IN EFFECT.

          INITIALS:  ______ (Landlord)
                     ______ (Tenant)


     30.  Sign.  Tenant shall not place or permit to be placed any
          ----
sign or decoration on the Parcel or the exterior of the Building which violates any applicable Law. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that Tenant has placed or permitted to be placed on the Parcel or the exterior of the Building in violation of applicable Law, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the cost of such removal. At the termination of this Lease, Tenant shall remove any sign which it has placed on the Parcel or Building and shall repair any damage caused by the installation or removal of such sign.

     31.  Interest on Past Due Obligations.  Any amount due from Tenant or
          --------------------------------
Landlord not paid when due shall bear interest from the due date until paid, at an annual rate equal to the lower of (the "Permitted Rate"): (1) ten percent (10%); or (2) five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     32.  Surrender of the Premises.  On the last day of the term hereof, or on
          -------------------------
the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in their condition existing as of the Commencement Date of this Lease, ordinary wear and tear excepted, with all originally painted interior walls washed, and other interior walls cleaned, and repaired or replaced, the air conditioning and heating equipment serviced and repaired by a reputable and licensed service firm, all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant, at its sole cost, shall repair any damage to the Premises caused by the removal of Tenant's personal property, machinery and equipment, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify, defend, protect and hold Landlord harmless from and against loss or liability resulting from delay by Tenant in so surrendering the Premises including without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

     33.  Authority.  The undersigned parties hereby warrant that they have
          ---------
proper authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively.

     34.  Easements.  This Lease is made subject to all matters of public record
          ---------
affecting title to the property of which the Premises are a part.

     35.  Brokers.  Tenant represents and warrants to Landlord that
          -------
it has not dealt with any broker respecting this transaction other than Colliers Parish International, Inc. and hereby agrees to indemnify and hold Landlord harmless from and against any brokerage commission or fee, obligation, claim or damage (including attorneys' fees) paid or incurred respecting any broker claiming through Tenant or with which/whom Tenant has dealt.

     36.  Limitation on Landlord's Liability.
          ----------------------------------

          A.   Limitation.  Tenant, for itself and its successors and assigns
               ----------
(to the extent this Lease is assignable), hereby agrees that in the event of any actual, or alleged, breach or default by Landlord under this Lease that:

               (1) Tenant's sole and exclusive remedy and recourse against Landlord shall be as against Landlord's interest in the Premises;

               (2) No partner of Landlord shall be sued or named as a party in a suit or action (except as may be necessary to secure jurisdiction of the partnership);

               (3) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

               (4) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

               (5)  No judgment will be taken against any partner of Landlord;

               (6) Any judgment taken against any partner of Landlord may be vacated and set aside at any time nunc pro tunc;

               (7) No writ of execution will ever be levied against the assets of any partner of Landlord; and

               (8) The covenants and agreements of Tenant set forth in this Paragraph 36 shall be enforceable by Landlord and any partner of Landlord.

          B.   Exceptions.  The limitations on Tenant's remedy and recourse set
               ----------
forth in Paragraph 36.A above shall not apply to (i) the obligation of Landlord to construction the Building and Tenant Improvements in accordance with EXHIBITS "C" and "D", (ii) the obligation of the Landlord concerning Hazardous Materials as set forth in Subparagraph 37.B below, and (iii) loss resulting to Tenant from the Landlord's failure to carry insurance required by this Lease.

     37.  Hazardous Material.
          ------------------

          A.   Definitions.  As used herein, the term "Hazardous Material" shall
               -----------
mean any substance: (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; (ii) which is or becomes defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; (iv) the presence of which on the Premises causes or threatens to cause a nuisance upon the Premises or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Premises; (v) the presence of which on adjacent properties could constitute a trespass by Landlord or Tenant; (vi) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; (vii) without limitation which contains polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or (viii) without limitation radon gas.

          B.   Landlord's Obligation.  Landlord, at its sole cost, shall comply
               ---------------------
with all Laws which impose liability or responsibility upon either Landlord or Tenant to investigate, remediate or otherwise take any action with respect to
(i) any Hazardous Material which is present in, on or under the Premises as of the Commencement Date of this Lease or (ii) any Hazardous Material used, generated, discharged, transported to or from, stored or disposed of by Landlord or its Agents, in, on, under, through or about the Premises and/or the surrounding real property during the

Lease Term. Landlord shall indemnify, defend, protect and hold Tenant harmless from and against all liabilities, claims, penalties, fines, response costs and other expenses (including reasonable attorneys' fees) which result from Landlord's failure to perform the obligation stated in the immediate preceding sentence.

          C.   Permitted Use.  Subject to the compliance by Tenant with the
               -------------
provisions of Subparagraphs D, E, F, G, I, J and K below, Tenant shall be permitted to use and store on the Premises those Hazardous Materials listed in EXHIBIT "E" attached hereto, in the quantities set forth in EXHIBIT "E".

          D.   Hazardous Materials Management Plan.  Prior to Tenant using,
               -----------------------------------
handling, transporting or storing any Hazardous Material at or about the Premises (including, without limitation, those listed in EXHIBIT "E"), Tenant shall submit to Landlord a Hazardous Materials Management Plan ("HMMP") for Landlord's review and approval, which approval shall not be unreasonably withheld. The HMMP shall describe: (aa) the quantities of each material to be used, (bb) the purpose for which each material is to be used, (cc) the method of storage of each material, (dd) the method of transporting each material to and from the Premises and within the Premises, (ee) the methods Tenant will employ to monitor the use of the material and to detect any leaks or potential hazards, and (ff) any other information any department of any governmental entity (city, state or federal) requires prior to the issuance of any required permit for the Premises or during Tenant's occupancy of the Premises. Landlord may, but shall have no obligation to review and approve the foregoing information and HMMP, and such review and approval or failure to review and approve shall not act as an estoppel or otherwise waive Landlord's rights under this Lease or relieve Tenant of its obligations under this Lease. If Landlord determines in good faith by inspection of the Premises or review of the HMMP that the methods in use or described by Tenant are not adequate in Landlord's good faith judgment to prevent or eliminate the existence of environmental hazards, then Tenant shall not use, handle, transport, or store such Hazardous Materials at or about the Premises unless and until such methods are approved by Landlord in good faith and added to an approved HMMP. Once approved by Landlord, Tenant shall strictly comply with the HMMP and shall not change its use, operations or procedures with respect to Hazardous Materials without submitting an amended HMMP for Landlord's review and approval as provided above.

          E.   Use Restriction.  Except as specifically allowed in Subparagraph
               ---------------
C above, Tenant shall not cause or permit any Hazardous Material to be used, stored, generated, discharged, transported to or from, or disposed of in or about the Premises, or any other land or improvements in the vicinity of the Premises, by Tenant or its Agents, without the prior written consent of Landlord, which consent shall not be unreasonably withheld provided Tenant complies with the provisions of this Paragraph 39. In no case shall Tenant use or permit the Premises to be used for any of the following uses or purposes: (i) leather tanning, metal plating, salvage operations of any type (including, but not limited to, automobiles, electrical equipment or transformers, military surplus or lead batteries); (ii) fertilizer or pesticide manufacture, packaging or bulk storage; (iii) wood or pole treatment facilities; (iv) paint manufacturing plants; (v) drum or tank recycling or salvage; (vi) oil reclamation; (vii) petroleum blending, packaging or bulk storage; (viii) chemical manufacturing, processing, blending, bulk storage, packaging or distribution; (ix) ceramics manufacturing; (x) precious metal recovery; (xi) on-site dry cleaning; (xii) gas station; (xiii) automobile painting; (xiv) automatic service center for the lubrication of automobiles; (xv) semiconductor or circuit board manufacturing (semiconductor research and development involving prototypes only as opposed to manufacture for sale and distribution may be permitted with Landlord's consent);
(xvi) storage of any Hazardous Materials in underground tanks; or (xvii) the use, storage, or disposal of freon, TCE or any Hazardous Material that has been detected at levels exceeding naturally occurring background levels or "action levels" of any government agency in the soil or groundwater of the Premises as of the Commencement Date. Without limiting the generality of the foregoing, Tenant, at its sole cost, shall comply with all Laws relating to the storage, use, generation, transport, discharge and disposal by Tenant or its Agents of any Hazardous Material. If the presence of any Hazardous Material on the Premises caused or permitted by Tenant or its Agents results in contamination of the Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Premises, Tenant, at its expense, shall promptly take all actions necessary to return the Premises and/or the surrounding real property to the condition existing prior to the appearance of such Hazardous Material. In the event there is a release, discharge or disposal of or contamination of the Premises by a Hazardous Material which is of the type that has been stored, handled, transported or otherwise used or permitted by Tenant or its Agents on or about the Premises, Tenant shall have the burden of proving that such release, discharge, disposal or contamination is not the result of the acts or omissions of Tenant or its Agents.

          F.   Tenant Indemnity.  Tenant shall defend, protect, hold harmless
               ----------------
and indemnify Landlord and its Agents and Lenders with respect to all actions, claims, losses (including, diminution in value of the Premises), fines, penalties, fees (including, but not limited to, attorneys' and consultants' fees) costs, damages, liabilities, remediation costs, investigation costs, response costs and other expenses arising out of, resulting from, or caused by
(i) any Hazardous Material used, generated, discharged, transported to or from, stored, or disposed of by Tenant or its Agents in, on, under, over, through or about the Premises and/or the surrounding real property or (ii) any disposal or release of any Hazardous Material on the surface of the Premises occurring after the Commencement Date and prior to the termination of this Lease that is not the result of the negligent acts or wilful misconduct of Landlord or its Agents. Tenant shall not suffer any lien to be recorded against the Premises as a consequence of the disposal of any Hazardous Material on the Premises by Tenant or its Agents, including any so called state, federal or local "super fund" lien related to the "clean up" of any Hazardous Material in, over, on, under, through, or about the Premises.

          G.   Compliance.  Tenant shall immediately notify Landlord of any
               ----------
inquiry, test, investigation, enforcement proceeding by or against Tenant or the Premises concerning any Hazardous Material. Any remediation plan prepared by or on behalf of Tenant must be submitted to Landlord prior to conducting any work pursuant to such plan and prior to submittal to any applicable government authority and shall be subject to Landlord's consent. Tenant acknowledges that Landlord, as the owner of the Property, at its election, shall have the sole right to negotiate, defend, approve and appeal any action taken or order issued with regard to any Hazardous Material by any applicable governmental authority.

          H.   Assignment and Subletting.  It shall not be unreasonable for
               -------------------------
Landlord to withhold its consent to any proposed assignment or subletting if (i) the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, generation, discharge, transport, use or disposal of any Hazardous Material not permitted under Subparagraph C above; (ii) if the proposed assignee or subtenant has been required by any prior landlord, lender or governmental authority to "clean up" or remediate any Hazardous Material; (iii) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the use, generation, discharge, transport, disposal or storage of any Hazardous Material; provided that (ii) and (iii) will not apply in the case of a Fortune 500 Company or a company that has a tangible net worth of at least Twenty Million Dollars ($20,000,000.00).

          I.   Surrender.  Upon the expiration or earlier termination of the
               ---------
Lease, Tenant, at its sole cost, shall remove all Hazardous Materials from the Premises that Tenant or its Agents introduced to the Premises. If Tenant fails to so surrender the Premises, Tenant shall indemnify, protect, defend and hold Landlord harmless from and against all damages resulting from Tenant's failure to surrender the Premises as required by this Paragraph, including, without limitation, any actions, claims, losses, liabilities, fees (including, but not limited to, attorneys' and consultants' fees), fines, costs, penalties, or damages in connection with the condition of the Premises including, without limitation, damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Material in, on, over, under, through or around the Premises.

          J.   Right to Appoint Consultant.  Landlord shall have the right to
               ---------------------------
appoint a consultant to conduct an investigation to determine whether any Hazardous Material is being used, generated, discharged, transported to or from, stored or disposed of in, on, over, through, or about the Premises, in an appropriate and lawful manner. If Tenant has violated any Law or covenant in this Lease regarding the use, storage or disposal of Hazardous Materials on or about the Premises, Tenant shall reimburse Landlord for the cost of such investigation. Tenant, at its expense, shall comply with all reasonable recommendations of the consultant required to conform Tenant's use, storage or disposal of Hazardous Materials to the requirements of applicable Law or to fulfill the obligations of

Tenant hereunder.

          K.   Holding Over.  If any action of any kind is required or requested
               ------------
to be taken by any governmental authority to clean-up, remove, remediate or monitor any Hazardous Material (the presence of which is the result of the acts or omissions of Tenant or its Agents) and such action is not completed prior to the expiration or earlier termination of the Lease, Tenant shall be deemed to have impermissibly held over until such time as such required action is completed, and Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation, damages occasioned by the inability to re-let the Premises or a reduction of the fair market and/or rental value of the Premises.

          L.   Landlord's Representation.  Landlord represents that, to the best
               -------------------------
of its knowledge, there are no hazardous materials currently present in, on or under the Premises. Landlord further represents that it does not have any hazardous material reports in its possession relating to the Premises.

          M.   Provisions Survive Termination.  The provisions of this Paragraph
               ------------------------------
37 shall survive the expiration or termination of this Lease.

          N.   Controlling Provisions.  The provisions of this Paragraph 37 are
               ----------------------
intended to govern the rights and liabilities of the Landlord and Tenant hereunder respecting Hazardous Materials to the exclusion of any other provisions in this Lease that might otherwise be deemed applicable. The provisions of this Paragraph 37 shall be controlling with respect to any provisions in this Lease that are inconsistent with this Paragraph 37.

     38.  Approvals.  Whenever the Lease requires that approval or consent of
          ---------
either Landlord or Tenant, such approval or consent shall not be unreasonably withheld or delayed.

     39.  Right to Perform Other Party's Covenants.  If either party shall, at
          ----------------------------------------
any time, fail to make any payment or perform any other act on its part to be made or performed under this Lease, and such failure shall continue for thirty
(30) days following notice to the other party of such failure (unless the nature of the obligation is such that it cannot be completed within thirty (30) days, in which event the defaulting party need only commence performance within the thirty (30) day period and thereafter diligently complete the same), the other party may, but shall not be obligated to and without waiving or releasing such party from any obligation of such party under this Lease, make such payment or perform such other act to the extent the other party may deem desirable, and in connection therewith pay expenses and employ counsel. Notwithstanding the above, in the event such failure to perform shall create any unsafe or other emergency condition, the other party may take such actions as it deems reasonably necessary for protection of person and property in and about the Premises and shall promptly thereafter notify the other party of such actions. All sums so paid by the other party and all penalties, interest and costs in connection therewith shall be due and payable by the defaulting party on the next day after any such payment by the other party, together with interest at the Permitted Rate from such date to the date of payment thereof by the defaulting party to the other party. All such sums owed by Tenant to Landlord under this Paragraph 39 shall be deemed Additional Rent.

     Tenant shall not have the right to deduct or offset amounts owing by Landlord to Tenant under this Paragraph 39 against the Monthly Installment of rent or Additional Rent due under this Lease except as follows: so long as, and only so long as, Tenant is the beneficiary of a first deed of trust against the Premises, Tenant shall have the right to deduct and offset against all Monthly Installments of rent accruing under this Lease, any sums owing by Landlord to Tenant under this Paragraph 39 which result from Landlord's failure to perform its obligations under the Improvement Agreement and/or EXHIBIT "D".

     40.  Options to Extend.
          -----------------

          A. Tenant shall have three (3) options to extend the Lease Term, each for a period of five (5) years (each of which is referred to herein as an "Option Term"). Each option may be exercised only by written notice delivered to Landlord not later than one year prior to the expiration of the then existing Lease Term. Tenant may not exercise any of such options at any time that there exists an Event of Default by Tenant involving those events described in Paragraphs 13.A(4), (6), (7) or (8), or there exists an Event of Default by Tenant that is capable of being cured but has not been cured by Tenant. In all respects, the terms, covenants and conditions of this Lease shall remain unchanged during each Option Term, except that the Monthly Installment of rent payable during each Option Term shall be adjusted in accordance with Paragraph 40.B and except that there shall be no further option to extend the Lease Term at the end of the third Option Term.

          B. The Monthly Installment of rent payable during each Option Term shall be ninety-five percent (95%) of the "Fair Market Rent for the Premises" (as defined in Paragraph 40.D) as of the first day of the Option Term in question. The Monthly Installment of rent during an Option Term may be subject to an adjustment or adjustments at such times, in such amount or using such formula, as may be established in connection with determining the Fair Market Rent for the Premises.

          C. Promptly following exercise of each option to extend, the parties shall meet and endeavor to agree upon the Fair Market Rent of the Premises. If within fifteen (15) days after exercise of any of the options, the parties cannot agree upon the Fair Market Rent for the Premises as of the first day of the Option Term in question, the parties shall submit the matter to binding appraisal in accordance with the following procedure except that in any event neither party shall be obligated to start such procedure sooner than twelve (12) months before the expiration of the Lease Term. Within thirty (30) days after exercise of the option (but not sooner than twelve (12) months before the expiration of the Lease Term), the parties shall either (i) jointly appoint an appraiser for this purpose or (ii) failing this joint action, separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless he has at least five
(5) years experience in appraising major commercial property in Santa Clara County and is a member of a recognized society of real estate appraisers. If within thirty (30) days after the appointment the two appraisers reach agreement on the Fair Market Rent for the Premises that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the question presented within thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers agree on the Fair Market Rent of the Premises that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the question presented, then the three appraisers shall each submit to the parties their independent appraisals of the Fair Market Rent as of the first day of the Option Term in question based upon the assumption that the Monthly Installment of rent will be increased once at beginning of the 31st month of the Option Term in proportion to the increase in the Consumer Price Index (All Urban Consumers) for San Francisco/Oakland/San Jose region since the beginning of the Option Term. The appraisal farthest from the median of the three appraisals shall be disregarded, and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rent of the Premises as of the first day of the Option Term in question and shall be binding and conclusive upon the parties. In such case, the Monthly Installment of rent shall be increased at the beginning of the 31st month of the Option Term in proportion to the increase in the Consumer Price Index (All Urban Consumers) for the San Francisco/Oakland/San Jose region since the beginning of the Option Term. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association or, on its failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of Santa Clara County, California.

          D. For purposes of this Paragraph, the term "Fair Market Rent for the Premises" shall mean the going market rental and any adjustment or adjustments to such rental at such time(s) and in such amount or using such formula as is prevailing at the time of the commencement of the Option Term in question, for comparably equipped space in buildings containing between 50,000 and 100,000 square feet, located within a ten (10) mile radius of the Premises, and in a condition comparable to the then condition of the Premises, taking into account all legal uses for which the Premises could be used without material alteration thereto and the value of all the improvements in the Premises made by Landlord (but adjusting for the age and then condition of such improvements and the fact that Landlord is not obligated to make any further improvements before or during the Option Term in question) for a tenant proposing to sign a lease for a similar term and having financial qualifications similar to Tenant and using as a guide equivalent space in the size range specified above of similar age, construction, quality, use and location. There shall be excluded from any determination of "Fair Market Rent of the Premises" the rental value attributable to any improvements constructed by Tenant with its own funds and all trade fixtures and personal property of Tenant located in the Premises. Any determination of "Fair Market Rent of the Premises" shall take into account rental concessions then prevailing in the market (e.g., "free rent," lease
                                                  ----
assumptions, payment of moving expenses, etc.).

     41.  Right of First Opportunity to Purchase.  Landlord hereby grants Tenant
          --------------------------------------
the right to purchase the Premises on the following terms and conditions:

          A.   Term of Right.  The right created by this Paragraph 41 shall
               -------------
commence as of the Effective Date and shall terminate upon the last to occur of the expiration or earlier termination of the Lease Term or the last Option Term as provided in Paragraph 40.

          B.   Landlord's First Offer.  If Landlord desires to sell the Premises
               ----------------------
or any portion thereof or interest therein (with the portion or interest offered being referred to herein as the "Offered Parcel") to a third party during the time the right created by this Paragraph 41 exists pursuant to Paragraph 41.A, then, before Landlord enters into a binding agreement to sell the Offered Parcel, Landlord shall first offer to Tenant the oppor tunity to purchase the Offered Parcel by giving Tenant written notice of the terms upon which Landlord would be willing to sell the Offered Parcel ("Landlord's First Offer"). Landlord's First Offer shall include the following basic business terms upon which Landlord would be willing to sell the Offered Parcel (the "Basic Purchase Terms"): (i) the sales price, (ii) the amount and terms of any seller financing,
(iii) the amount and terms of any assumable third-party financing, (iv) the state of title to be transferred by Landlord, (v) the time period between the date a binding agreement to sell is fully executed and the date for close of escrow, (vi) the proration of closing expenses, (vii) the legal description of the Offered Parcel, and (viii) any other material business terms Landlord elects to specify. The Offered Parcel can only be the Premises or an interest therein and cannot include any other property. Landlord may deliver one or more offers at any time and from time to time, each of which shall constitute a Landlord's First Offer for purposes of this Paragraph 41, unless it qualifies as a "Landlord's Re-Offer" pursuant to Paragraph 41.D. Tenant shall have the exclusive right to purchase the Offered Parcel upon the terms and conditions stated in Landlord's First Offer, which

Tenant may exercise by giving written notice to Landlord of Tenant's exercise of such right within thirty (30) days after Tenant's receipt of Landlord's First Offer. If Tenant exercises its right, Tenant shall purchase and Landlord shall sell the Offered Parcel on the terms and conditions contained in Landlord's First Offer.

          C.   Third Party Sale.  If Tenant does not accept Landlord's First
               ----------------
Offer within said thirty (30) day period, then Landlord may sell the Offered Parcel to any third party without re-offering it to Tenant, so long as (i) the purchase price received by Landlord is at least 95% of the purchase price that would have been paid by Tenant had Tenant accepted Landlord's First Offer, (ii) any seller financing (except for any seller financing the amount of which is less than 50% of the purchase price and the maturity of which is less than one year following closing) is not substantially more favorable to the purchaser than that contained in Landlord's First Offer, (iii) Landlord enters into a binding written agreement for the sale and purchase of the Offered Parcel within two hundred seventy (270) days after delivery to Tenant of Landlord's First Offer, and (iv) title to the Offered Parcel is conveyed to a third party purchaser pursuant to such agreement within one hundred eighty (180) days after such agreement for the sale and purchase of the Offered Parcel is fully executed by Landlord and such third party purchaser.

          D.   Landlord's Re-Offer.  During the two hundred seventy (270) day
               -------------------
period immediately following expiration of the thirty (30) day period described in Paragraph 41.C, Landlord may re-offer to sell the Offered Parcel to Tenant at any price and on any terms by delivering to Tenant a written notice of such election and the Basic Purchase Terms of such sale ("Landlord's Re-offer"). Tenant shall have the right to purchase the Offered Parcel at the price and upon the terms and conditions stated in Landlord's Re-Offer exercisable by giving written notice to Landlord of Tenant's exercise of such right within ten (10) days following Tenant's receipt of Landlord's Re-Offer. If Tenant accepts Landlord's Re-Offer then Tenant shall purchase and Landlord shall sell the Offered Parcel on the terms and conditions contained in Landlord's Re-Offer. If Tenant does not accept Landlord's Re-Offer within said ten (10) day period, then Landlord may sell the Offered Parcel to any third party without re-offering it to Tenant so long as (i) the purchase price received by Landlord is at least 95% of the purchase price that would have been paid by Tenant had Tenant accepted Landlord's Re-Offer, (ii) any seller financing (except for any seller financing the amount of which is less than 50% of the purchase price and the maturity of which is less than one year following closing) is not substantially more favorable to the purchaser than that contained in Landlord's Re-Offer, (iii) Landlord enters into a binding written agreement for the sale and purchase of the Offered Parcel within two hundred seventy (270) days after Landlord has delivered Landlord's Re-Offer to Tenant, and (iv) title to the Offered Parcel is conveyed to such third party purchaser within two hundred seventy (270) days after such agreement for the sale and purchase of the Offered Parcel is fully executed by Landlord and such third party purchaser.

          E.   Continuing Right of Tenant.  If Landlord has not entered into a
               --------------------------
binding written agreement for the sale and purchase of the Offered Parcel within two hundred seventy (270) days after delivery to Tenant of Landlord's First Offer, or if Landlord has delivered to Tenant a Landlord's Re-Offer and Landlord does not enter into a binding written agreement for the sale and purchase of the Offered Parcel within two hundred seventy (270) days after delivery to Tenant of such Landlord's Re-Offer, or if title to the Offered Parcel is not conveyed to the purchaser within one hundred eighty (180) days after such agreement for the sale and purchase of the Offered Parcel has been fully executed by Landlord and such purchaser, then any subsequent attempt or election by Landlord to sell the Offered Parcel shall be deemed a new determination to do so and shall be subject to all of the procedures set forth in this Paragraph 41.

          F.   Exempt Transfers.  This Paragraph 41 shall not be applicable to
               ----------------
the following transactions:

               (1) A sale or other transfer of the Premises or any portion thereof or any interest therein as a result of a judicial foreclosure, non-judicial foreclosure (pursuant to a power of sale), or deed in lieu of foreclosure of a deed of trust, mortgage or other written security device or agreement encumbering the Premises, except any such sale by an Affiliate of Landlord;

               (2) A sale or other transfer of the Premises or any portion thereof by Landlord to an Affiliate of Landlord provided, however, that such Affiliate of Landlord assumes in writing all of Landlord's obligations under this Lease; and

               (3) The creation of one or more deeds of trust, mortgages, or other written security devices or agreements encumbering the Premises, provided that the beneficiary, mortgagee or other holder of the beneficial interest thereunder is not an Affiliate of Landlord.

     As used herein, the term "Affiliate of Landlord" shall mean one or more of the partners of Landlord and any entity controlling, controlled by or under common control with Landlord or one or more of the partners of Landlord.

          G.   Estoppel Certificates.  If at any time Tenant has received notice
               ---------------------
from Landlord of the terms of an intended transfer by Landlord of the Premises or any part thereof, Tenant shall have the obligation, upon request by either Landlord or any proposed transferee, to deliver a certificate stating that either: (i) based on the truthfulness and continuing accuracy of the written information provided by Landlord to Tenant in connection with the request for the certificate, Landlord has complied with the provisions of this Paragraph 41 and may transfer the property in question without being in violation of this Paragraph 41 or (ii) based on the truthfulness and continuing accuracy of the written information provided by Landlord to Tenant in connection with the request for the certificate, Landlord has not complied with the provisions of this Paragraph 41 and specifying in detail the manner in which Landlord has failed to so comply. Such certificate shall be delivered within seven (7) days after request therefor is delivered to Tenant. Failure to deliver such certificate shall (i) constitute a conclusive admission by Tenant that Landlord has complied with the provisions of Paragraph 41 and may transfer the property in question without being in violation of Paragraph 41; and (ii) constitutes a material default under this Lease.

          H.   Termination on Sale.  The rights created by this Paragraph 41
               -------------------
shall terminate: (i) upon a sale or transfer of the Premises by Landlord to any person or entity who is not an Affiliate of Landlord after Landlord has complied with the provisions of this Paragraph 41, and Tenant has failed to exercise its right to purchase; or (ii) in the event the Premises are sold at a foreclosure sale or are transferred to a deed in lieu of foreclosure.

          I.   No Separate Assignment.  The rights granted to Tenant under this
               ----------------------
Paragraph 41 may not be severed from this Lease or separately sold, assigned or otherwise transferred.

          J.   Subordination.  Notwithstanding anything in the foregoing to the
               -------------
contrary, the rights granted to Tenant under this Paragraph 41 are, and shall be at all times, subject and subordinate to any mortgage or deed of trust constituting a lien against the Premises or any part thereof, whether such mortgage or deed of trust has heretofore been, or may hereafter be placed, against the Premises by Landlord. Tenant agrees to execute any documents required by the holder of any mortgage or deed of trust to effectuate or confirm the subordination of the rights of Tenant under this Paragraph 41 to such mortgage or deed of trust.

          K.   Effect of Default.  Tenant shall not have the right to exercise
               -----------------
its rights under this Paragraph 41 at any time that there exists an Event of Default by Tenant involving those events described in Paragraphs 13.A(4), (6),
(7) or (8), or there exists an Event of Default by Tenant that is capable of being cured but has not been cured by Tenant.


[DOCUMENT CONTINUES]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

                                       TENANT:

                                       HELLO DIRECT, INC.,
                                       a California corporation


DATED:  6/7/96                         By: /s/ Norman L. Bunas
                                           ------------------------------------
                                       Name: Norman L. Bunas
                                             ----------------------------------
                                       Title: Vice President Operations, CFO
                                              ---------------------------------


                                       LANDLORD:

                                       MPJ-A,
                                       a California general partnership


DATED:   6/7/96                         By: /s/ W. Leslie Pelio
                                            -----------------------------------
                                       Name: W. Leslie Pelio
                                             ----------------------------------
                                       Title: General Partner
                                              ---------------------------------


                                       /s/ James D. Mair

                                           James D. Mair

                                           General Partner

                                  EXHIBIT "A"

                                   PARCEL MAP
                                   ----------

                                 EXHIBIT "A-1"

                               LEGAL DESCRIPTION
                               -----------------

                                  EXHIBIT "B"

                                   SITE PLAN
                                   ---------

                                  EXHIBIT "C"

                             IMPROVEMENT AGREEMENT
                             ---------------------


     This Improvement Agreement is made part of that Lease dated May 10, 1996 (the "Lease") by and between MPJ-A, a California general partnership ("Landlord"), and HELLO DIRECT, INC., a California corporation ("Tenant"). Landlord and Tenant agree that the following terms are part of the Lease:

     1.   Purpose of Improvement Agreement.  The purpose of this Improvement
          --------------------------------
Agreement is to set forth the rights and obligations of Landlord and Tenant with respect to the construction of the Tenant Improvements in the Premises.

     2.   Definitions.  As used in this Improvement Agreement, the following
          -----------
terms shall have the following meanings, and initially capitalized terms which are not defined below, but which are defined in the Lease and which are used in this Improvement Agreement, shall have the meanings ascribed to them by the
Lease:

          A.   Final Tenant Improvement Plans.  The term "Final Tenant
               ------------------------------
Improvement Plans" shall mean those plans and specifications for the Tenant Improvements to be constructed by Landlord which are to be designed and approved by Landlord and Tenant pursuant to Paragraph 3 below.

          B.   Tenant Improvements.  The term "Tenant Improvements" shall mean
               -------------------
the tenant improvements to be constructed by Landlord in accordance with the Final Tenant Improvement Plans; provided, however, that the Tenant Improvements should not include any Building Shell Work.

          C.   Building Shell Work.  The term "Building Shell Work" shall mean
               -------------------
all work required to be performed by Landlord in connection with the construction of the Building Shell that is described in Exhibit "D" to the Lease.

          D.   Substantial Completion and Substantially Complete. The terms
               -------------------------------------------------
"Substantial Completion" and "Substantially Complete" shall each mean the date when all of the following have occurred with respect to the Building Shell Work and the Tenant Improvements: (i) the construction of the Building Shell Work and Tenant Improvements has been substantially completed in accordance with the provisions of this Improvement Agreement and Exhibit "D" (except for minor punch list items which do not substantially interfere with Tenant's use of the Premises); (ii) the Building Department of the City of San Jose has completed its final inspection of such improvements and has "signed off" the building inspection card approving such work as complete; and (iii) the City of San Jose shall have issued temporary or final certificate of occupancy allowing occupancy of the Premises by Tenant.

          E.   TI Costs.  The term "TI Costs" shall mean and
               --------
include all costs and expenses paid or incurred by Landlord for any or all of the following to the extent directly related to the design or construction of the Tenant Improvements: architectural and engineering fees and costs, all building permit fees and taxes and other governmental fees and taxes required for the construction and occupancy of the Tenant Improvements, all of Landlord's contractors' and subcontractors' prices and fees for constructing the Tenant Improvements, including the cost of all partitioning, utility systems, fire sprinkler systems, heating, ventilating and air conditioning systems and equipment, roof screens, electrical distribution facilities, wiring, lighting, ceilings, installation of fixtures and equipment, restrooms, carpeting, and all other improvements and alterations required to finish the existing Building for occupancy by Tenant in accordance with the Final Tenant Improvement Plans; provided, however, TI Costs shall not include any costs attributable to: (i) the Building Shell Work; (ii) delays in construction not caused by Tenant; (iii) defaults by Landlord's contractor; and (iv) defects in design, construction or equipment not caused by Tenant or Tenant's consultants. The Landlord's contractor's price for constructing the Tenant Improvements shall include the cost of a job superintendent and project manager plus a fee of five and one-half percent (5.5%) of all other TI Costs.

          F.   Maximum TI Allowance.  The term "Maximum TI Allowance" shall mean
               --------------------
a sum equal to One Million, Three Hundred Eighty-two Thousand Four Hundred Dollars ($1,382,400.00).

          G.   Excess TI Costs.  The term "Excess TI Costs" shall mean all TI
               ---------------
Costs in excess of the Maximum TI Allowance.

     3.   Design of Tenant Improvements.
          -----------------------------

          A.   Preliminary Tenant Improvement Plans.  Tenant shall, on or before
               ------------------------------------
June 10, 1996, prepare and deliver to Landlord for its review and approval preliminary plans for the Tenant Improvements, which preliminary plans shall show Tenant's desired floor plan, layout, electrical requirements, HVAC requirements and general requirements in sufficient detail in order to permit Landlord to prepare working drawings for the Tenant Improvements (the "Preliminary Tenant Improvement Plans"). Within five (5) business days after receipt of the Preliminary Tenant Improvement Plans, Landlord shall either approve such plans or notify Tenant in writing of any request for changes to the Preliminary Tenant Improvement Plans. If Landlord submits any request for changes, the parties shall meet and confer to develop Preliminary Tenant Improvement Plans that are acceptable to both Landlord and Tenant within five
(5) business days after Landlord has notified Tenant of its request for changes.

          B.   Development and Approval of Tenant Improvement Plans.  Once the
               ----------------------------------------------------
Preliminary Tenant Improvement Plans have been approved by Landlord and Tenant, Landlord shall complete and submit to Tenant for its approval final working drawings for the Tenant Improvements. Tenant shall approve the final working drawings for the Tenant Improvements or notify Landlord in writing of its specific request for changes within five (5) business days after receipt of the working drawings from Landlord. If Tenant submits any request for changes, the parties shall confer and reach agreement upon the final working drawings for the Tenant Improvements within five (5) business days after Tenant has notified Landlord of its request for changes. When Landlord and Tenant agree upon the final working drawings for the Tenant Improvements, a representative of each shall sign the same. The final working drawings so approved by Landlord and Tenant are referred to herein as the "Final Tenant Improvement Plans".

     4.   Construction of Tenant Improvements.  Landlord shall, at the expense
          -----------------------------------
of Landlord and Tenant as specified in Paragraph 10 below, construct the Tenant Improvements, in accordance with the following:

          A.   Building Permit.  As soon as the Final Tenant Improvement Plans
               ---------------
have been approved by Landlord and Tenant, Landlord shall apply for a building permit for the Tenant Improvements, and shall diligently pursue the obtaining of such building permit.

          B.   Commencement of Tenant Improvements.  As soon as the building
               -----------------------------------
permit for the Tenant Improvements has been issued, Landlord shall commence construction of the Tenant Improvements and shall diligently prosecute such construction to completion.

          C.   Target Completion Date.  Landlord and Tenant shall use reasonable
               ----------------------
efforts to coordinate the development of the final tenant improvement plans, the obtaining of all necessary permits, the competitive bidding of subcontracts and the conduct of the work so that the Building Shell Work and all Tenant Improvements are Substantially Completed by December 28, 1996.

     5.   Construction Contract.  The following shall govern the manner in which
          ---------------------
the construction contract shall be let by Landlord for the construction of the Tenant Improvements:

          A. Landlord shall engage South Bay Construction Company, a California corporation ("SBCC") as the general contractor to construct the Tenant Improvements. Tenant acknowledges that SBCC is an affiliate of the Landlord.

          B. All major subcontractors for the Tenant Improvements shall be chosen by a competitive bid process where (i) Tenant shall have the right to approve subcontractors who bid on specific parts of the job and (ii) the subcontractor shall be awarded to the lowest responsible bidder unless Landlord and Tenant otherwise agree (which decision may arise from concerns as to whether the subcontractor will be able to complete its work in a timely manner).

          C. The construction contract with SBCC shall provide for SBCC to be compensated or reimbursed as follows with respect to the construction of the Tenant Improvements: (i) to be paid a general contractor's fee equal to five and one-half percent (5.5%) of all TI Costs (excluding the general contractor's fee and reimbursement of general conditions paid to SBCC); (ii) to be reimbursed for all payments to subcontractors or material suppliers; (iii) to be reimbursed for the following cost items (a) temporary electric power, (b) on-site office trailer, (c) temporary on-site toilets, (d) trash removal and site clean up, (e) long distance telephone charges, (f) messenger and air courier charges; and (iv) to be reimbursed the following hourly rates for the cost of a job superintendent ($55.00/hr) and of a project manager ($68.00/hr).

     6.   Substitutions.  In developing the Preliminary Tenant Improvement Plans
          -------------
and Final Tenant Improvement Plans, Tenant shall designate and select material and equipment which can be obtained with normal lead times. If at any time during the plan development process or the course of construction, it becomes apparent that a particular material or item of equipment is not or will not be obtainable within a reasonable period of time, the parties shall meet and confer to find a substitute therefor.

     7.   Changes to Approved Plans.  Once the Final Tenant Improvement Plans
          -------------------------
have been approved by Landlord and Tenant, neither shall have the right to order extra work or change orders with respect to the construction of the Tenant Improvements without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, provided there is a reasonable basis for such change or such change is required by any Law. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Final Tenant Improvement Plans once approved in writing by both parties. If a change order requested by Tenant results in a net increase in the TI Costs which causes the total TI Costs to exceed the Maximum TI Allowance, Tenant shall pay to Landlord the amount of such increase caused by the change order requested by Tenant in accordance with the provisions of Paragraph 10 below.

     8.   Delivery of Possession, Punch List and Acceptance Agreement.  As soon
          -----------------------------------------------------------
as the Tenant Improvements are Substantially Completed, Landlord and Tenant shall together walk through the Premises and inspect all Tenant Improvements so completed, using reasonable efforts to discover all uncompleted or defective construction in the Tenant Improvements. Unless any uncompleted or defective construction would materially affect Tenant's ability to conduct its business, then when such inspection has been completed, Tenant shall sign an acceptance agreement which shall (i) include a list of all "punch list" items which the parties agree are to be corrected by Landlord and (ii) state the Commencement Date. As soon as such inspection has been completed and such acceptance agreement executed, Landlord shall deliver possession of the Premises to Tenant. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items within thirty (30) days after receiving the acceptance agreement and punch list. Landlord shall have no obligation to deliver possession of the Premises to Tenant until such procedures regarding the preparation of a punch list and the execution of the acceptance agreement have been completed. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of Landlord's work of improvement in such part as complete and in accordance with the terms of the Lease except for the punch list items noted and latent defects that could not reasonably have been discovered by Tenant during its inspection of the Tenant Improvements prior to completion of the acceptance agreement; provided, however, that the foregoing shall not modify or excuse the obligation of Landlord to correct defects in design, construction and equipment pursuant to Paragraph 9 below, but if the item in question is not a punchlist item or latent defect that could not reasonably have been discovered by Tenant during its inspection of the Tenant Improvements prior to the completion of the acceptance agreement, then Tenant shall have the burden of proving that the defect in question was not caused by Tenant or its Agents. Notwithstanding anything contained herein, Tenant's obligation to pay the Monthly Installment of rent and Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such acceptance agreement.

     9.   Standard of Construction and Warranty.  Landlord warrants that the
          -------------------------------------
Tenant Improvements shall be constructed in a good and workmanlike manner substantially in accordance with the Final Tenant Improvement Plans (as modified by change orders approved by Landlord and Tenant) and in accordance with all applicable laws. All materials and equipment furnished shall be new, of good quality and installed in accordance with the vendor's or manufacturer's specifications, instructions and requirements. The foregoing warranty shall terminate one (1) year following the date of Substantial Completion of the Tenant Improvements unless (i) Tenant makes a written claim against Landlord under the foregoing warranty within said one (1) year period, in which case the warranty shall survive only as to the specific matter described in such claim, or (ii) the defect was a latent defect which could not reasonably have been discovered by Tenant during said one (1) year period, in which case the foregoing warranty shall terminate as to such latent defect three (3) years following the date of Substantial Completion of the Tenant Improvements unless Tenant makes a written claim against Landlord under the foregoing warranty within said three (3) year period, in which case the warranty shall have survive only as to the specific matter described in such claim.

     10.  Payment of TI Costs.  The TI Costs for the Tenant Improvements shall
          -------------------
be paid by Landlord and Tenant as follows:

          A. Landlord shall pay all TI Costs up to the Maximum TI Allowance. In no event shall Landlord be required to pay any TI Costs in excess of the Maximum TI Allowance.

          B. If the TI Costs exceed the Maximum TI Allowance, then Tenant shall pay to Landlord the full amount of all Excess TI Costs in accordance with the procedures set forth in Subparagraph C below.

          C. During the course of constructing the Tenant Improvements, each progress payment due to Landlord's contractor or to any subcontractor or material supplier shall be paid by Landlord and Tenant as follows: (i) Landlord shall pay a fraction of each progress payment, which fraction shall have as its numerator the Maximum TI Allowance and shall have as its denominator Landlord's estimate of the total TI Costs to complete the construction of the Tenant Improvements; and (ii) Tenant shall pay the balance of each progress payment ("Tenant's Share"). Tenant shall pay Tenant's Share of each progress payment to Landlord within ten (10) days after receipt of billing. If, at any time during the course of constructing the Tenant Improvements, Landlord revises its estimate of the total TI Costs to complete the Tenant Improvements so that the amount previously paid by Tenant is not sufficient to pay Tenant's Share of the TI Costs paid to date, then Tenant shall pay to Landlord, within ten (10) days after receipt of billing, the amount necessary to increase Tenant's contribution toward the TI Costs so that Landlord has paid only its fractional share of the TI Costs and Tenant has paid the balance. Upon the completion of the Tenant Improvements, Landlord shall provide Tenant with a reconciliation of the estimated TI Costs to the actual TI Costs and Tenant's payments on account thereof, and Tenant shall pay to Landlord, or Landlord shall refund to Tenant, a any net amount due or refundable, as the case may be, within ten (10) days after Tenant's receipt of the reconciliation. If Tenant shall fail to comply with any demand for payment made pursuant to this Paragraph 10.C within ten (10) days of receipt thereof, Landlord may (i) terminate, effective immediately, this Lease by giving written notice of termination to Tenant, (ii) cease construction of the Tenant Improvements, and/or (iii) exercise any and all remedies available to Landlord at law or in equity, including those set forth in Paragraph 15.B of the Lease.

     11.  Accounting.  When the Tenant Improvements are Substantially Completed
          ----------
and all TI Costs have been determined, Landlord shall submit to Tenant a final and detailed accounting of all TI Costs paid by Landlord. Tenant shall have the right to the audit books, records and supporting documents of Landlord to the extent necessary to determine the accuracy of such accounting during normal business hours after giving Landlord at least five (5) business days prior written notice. Any such audit must be conducted, if at all, within thirty (30) days after Landlord delivers such accounting to Tenant.

     12.  Landlord's Building Shall Work.  Landlord shall perform all of the
          ------------------------------
Building Shell Work at Landlord's sole cost and expense.


[DOCUMENT CONTINUES]

     13.  Effect of Agreement.  In the event of any inconsistency between this
          -------------------
Improvement Agreement and the Lease, the terms of this Improvement Agreement shall prevail.

                                       TENANT:

                                       HELLO DIRECT, INC.,
                                       a California corporation


DATED:   6/7/96                        By: /s/ Norman L. Bunas
                                           ------------------------------------
                                       Name: Norman L. Bunas
                                             ----------------------------------
                                       Title: Vice President Operations, CFO



                                       LANDLORD:

                                       MPJ-A,
                                       a California general partnership


DATED:   6/7/96                        By: /s/ James D. Mair
                                           ------------------------------------
                                           JAMES D. MAIR
                                           General Partner


                                       /s/ W. Leslie Pelio

                                           W. Leslie Pelio

                                           General Partner

                                  EXHIBIT "D"

                                 BUILDING SHELL
                                 --------------


     The purpose of this Exhibit "D" is to set forth and define the Landlord's obligations with respect to the design, construction and installation of the Building Shell and all necessary and required appurtenances thereto. Landlord shall pay all costs for the design, construction and installation of the Building Shell and all necessary and required appurtenances thereto as its sole cost and expense.

     A.   Building Shell Plans and Specifications.  Landlord shall prepare the
          ---------------------------------------
Building Shell Plans and Specifications complete in every respect to assure the timely approval and issuance of all required permits for construction.
Approvals shall be by all parties and/or governmental agencies having jurisdiction. Landlord shall cooperate with Tenant during the preparation of the Plans and Specifications for the Building Shell and coordination to assure that changes during the construction to either the shell work or tenant improvements work will not be necessary or required. Tenant shall have the right to ongoing review of the Shell Plans and Specifications during the preparation. Tenant shall also have the right to final review and approval of the completed Building Shell Plans and Specifications. Tenant's final review and approval shall not be unreasonably withheld and shall be made within fifteen
(15) business days following receipt.

     B.   Description of Building Shell.  Building Shell shall include, but not
          -----------------------------
be limited to, the following:

          1.   Building Structure.
               ------------------

               (a) All foundations to include footings, piers, caissons, pilings, grade beams, foundation walls or other building foundation components required to support the entire building structures, or any other additional loads that may be imposed such as core restrooms, switchgear and any other loads relating to construction that my be imposed on the foundations. Provide and install reinforcing steel in all foundation components as detailed and required.

               (b) All columns, beams, joists, purlins, headers, or other framing members to support the roof and roofing membrane, or other additional loads that may be imposed such as roof top mechanical or electrical equipment, roof penthouses, screens or blinds, or any other loads relating to construction that may be imposed on the roof structure. Columns shall be steel box or pipe columns.

               (c) Five inch (5") thick concrete slab on grade with welded wire mesh and any other reinforcing or structural connections that may be necessary or required.

               (d) Concrete exterior walls that enclose the perimeter of the buildings, with steel reinforcing and structural connections that may be necessary or required.

               (e) All exterior glass and glazing with anodized aluminum frames. Glass to be tinted as appropriate to the aesthetic design of the buildings. All exterior doors with exiting hardware, door closures, locking devices and all other hardware necessary or required for proper functioning.

               (f) Vulcraft roof system with roof sheathing to support the roofing membrane.

               (g) Three (3) ply built up roofing with cap sheet and all flashings by Owens-Corning, John Manville, or equal.

               (h) Exterior painting of all concrete with Tex-Coat or Kel-Tex textural paint. All caulking of exterior concrete joints in preparation for painting.

          2.   Plumbing.
               --------

               (a) Underground sanitary sewer laterals connected to the city sewer main in the street and piped into the building and under the concrete slab as required by the Tenant's preliminary interior improvement plan. Main waste lines under the slabs will be in as close proximity possible to the building rest room locations.

               (b) Domestic water mains connected to the city water main in the street and stubbed up through the slab on grade into the buildings. Stub in locations will be carefully considered to assure concealment of these mains for future routing to rest room or other locations. Water mains to the building shall be not less than 3" in size.

               (c) Roof drain leaders piped and connected to the site storm drainage system.

               (d) Gas lines connected to the city or public utility mains and run to gas meters adjacent to, and in close proximity to the building. Gas mains and meters will be sufficiently sized to accommodate each building's heating and hot water requirements to point of usage. Meter supplied by utility company.

          3.   Heating, Ventilating and Air Conditioning.
               -----------------------------------------

               (a) All structural requirements to support the heating, ventilating and cooling of the building.

          4.   Electrical.
               ----------

               (a) All primary electrical service to the building including underground conduit, wire feeders, transformers, and transformer pads. Underground conduits and secondary feeders from transformer pads into the building's main switchgear electrical room. The electrical characteristics of the secondary side of transformers shall be 277/480 Volt, 3 Phase and the rated capacity of the transformer for the building shall be 2000 amps unless PG&E requires less amps. Underground conduit for both primary and secondary feeders shall be sized to accept wire feeders that would increase the above rate transformer capacities, if transformers were replaced, by 20%.

               (b) Underground pull section, meter, and panel(s), for site lighting and landscaping.

               (c) Underground conduit from the street to the building for telephone trunk line service by Pacific Telephone. Conduit to the building shall not be less than 4".

               (d) All parking lot and landscape lighting to include fixtures, underground conduit, wire, distribution panel and controller. All exterior lighting shall be a complete and functioning system.

               (e) An electrically operated landscape irrigation controller that is a complete and functioning system.

               (f) Underground conduit from the building to the main fire protection system shut off valve (PIV) for installation of security alarm warning.

               (g) All other electrical work that may be necessary for site requirements outside the building perimeter walls.

          5.   Fire Protection (Sprinklers).
               ----------------------------

               (a) A complete and fully functional overhead system distributed throughout the Building. The systems shall be classified ordinary hazard group II, and be distributed throughout the building.

               (b) System shall include all sprinkler heads that may be required by building codes above the ceiling, when ceilings are installed.

               (c) Site sprinkler main to be sized adequately to support required densities.

          6.   Site Work.
               ---------

               (a) All work outside the building perimeter walls shall be considered site work for the Building Shell and shall include grading, paving, landscaping, landscape irrigation, storm drainage, utility services laterals, curbs, gutters, sidewalks, specialty paving, retaining walls, planter boxes, parking lot and landscape lighting, other exterior lighting, outside trash enclosures and any other work necessary on the site or obtain approvals and permits for construction.

               (b) Paving section for automobile parking will be 3" asphalt over 7" class II, aggregate base. Paving for truck access and docks will be 3" asphalt over 8" aggregate base. Subgrade to receive aggregate base and asphalt paving shall be well compacted and properly pitched to assure sub-drainage to the site storm drainage system.

               (c) All parking lot striping to include handicap signage and spaces.

               (d) Underground site storm drainage system shall be connected to the city storm system main.

               (e) All environmental contaminants on the property which must be treated, removed or otherwise remediated pursuant to the terms of applicable laws and regulations shall be treated, disposed of and otherwise remediated in accordance with all applicable laws and regulations, at Landlord's sole cost and expense.

          7.   Other Shell Work and/or Requirements.
               ------------------------------------

               (a) All connection charges, fees, assessment or any other costs to connect any utility serving the site or building. Utilities to be connected shall include, but not limited to: sanitary sewer, storm drainage, gas services, electric service, fire sprinkler mains, domestic water mains, conduit for telephone services, or any other utility or service.

               (b) Any off-site improvements required to be constructed in connection with the development of the Premises shall be part of the Building Shell.

               (c) Landlord, in the preparation of the Building Shell plans, shall indicate on the plans the preferred location of all building core requirements, including, but not limited to, restrooms with fixtures to meet codes, janitor closets, main electrical switchgear rooms, rooms for telephone cable entry and equipment, and building main corridor routing to all points of building entry or egress. The selection of preferred locations for the core requirements shall be made on the basis that the building shall have multi-tenant occupancy. Tenant in its space analysis and preparation of the Design Development Drawings for Tenant Improvements will endeavor to design to the Landlord's preferred core arrangement. Tenant, in the preparation of its Design Development Drawings for Tenant Improvements may make rearrangements to the Landlord's preferred core arrangement in order to maximize its utilization of rented space. Landlord agrees that Tenant has the right to review and approve the final shell working drawings.

               (d) Landlord shall construct the Building Shell in accordance with the final plans and specifications approved by Tenant. Tenant's final approval of the Building Shell Plans and Specifications shall not relieve the Landlord of providing any of the requirements set forth in this exhibit.

               (e) All shell work shall be completed in a good and workmanlike manner and all materials and equipment incorporated into the shells (i) will be new and free of defects, (ii) will conform to all applicable codes, and (iii) will conform to the final working plans and specifications approved by Tenant, including all modifications and changes thereto approved by Tenant. Landlord shall promptly correct and remedy any defective work or materials.

               (f) Landlord shall perform all other work reasonably necessary or required for the completion of the construction of the Building Shell as describe in this Exhibit "D".

               (g) Roof screens, outside monument signs, grease traps and waste water storage facilities, if any, shall not be included in the Building Shell but shall be part of the Tenant Improvements.

                                       TENANT:

                                       HELLO DIRECT, INC.,
                                       a California corporation

DATED:   6/7/96                        By: /s/ Norman L. Bunas
                                           ------------------------------------
                                       Name: Norman L. Bunas
                                             ----------------------------------
                                       Title: Vice President Operation, CFO



                                       LANDLORD:

                                       MPJ-A,
                                       a California general partnership


DATED:   6/7/96                        By: /s/ James D. Mair
                                           ------------------------------------
                                           JAMES D. MAIR
                                           General Partner


                                           /s/ W. Leslie Pelio

                                               W. Leslie Pelio

                                               General Partner

                                  EXHIBIT "E"

                          LIST OF HAZARDOUS MATERIALS
                          ---------------------------
                        TENANT WILL USE ON THE PREMISES
                        -------------------------------